Exhibit 10.7.1

                                 FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


         THIS FIRST AMENDMENT (this "FIRST AMENDMENT") is made as of September 26, 2003, by and among TRUSTCOMPANY BANCORP, a New Jersey corporation (the "COMPANY"), THE TRUST COMPANY OF NEW JERSEY, a New Jersey bank (the "BANK"), and ALAN J. WILZIG, an individual residing at 53 N. Moore Street, Apt. 4D, New York, New York 10013 (the "EXECUTIVE") to amend certain provisions of the Employment Agreement dated as of September 25, 2002 among the Company, the Bank and the Executive (the "EMPLOYMENT AGREEMENT"). Capitalized terms not defined herein have the meanings set forth in the Employment Agreement.

                         W I T N E S S E T H   T H A T:

         WHEREAS, the Company, the Bank and the Executive entered into the Employment Agreement; and

         WHEREAS, the Board of Directors of the Company and the Bank, and their respective Compensation Committees, at meetings held in September 2003, concluded that the Employment Agreement should be amended to (i) change the manner of extending the Employment Period, (ii) clarify the Executive's participation in employee benefit plans and perquisites, and (iii) clarify the definition of, and provisions governing the termination upon or following, a "change of control"; and

         WHEREAS, the Executive has agreed to such amendments and is willing to provide the services under the Employment Agreement as amended hereby.

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Section 2(b) of the Employment Agreement is deleted in its entirety and is hereby replaced with the following provision:

                  "(b) The Employment Period shall be subject to extension in the following manner: On each anniversary of the Employment Commencement Date (each, an "ANNIVERSARY DATE"), the Employment Period shall automatically be extended to continue through the day before the third (3rd) anniversary of the relevant Anniversary Date, unless the Executive, the Company or the Bank elects not to so extend this Agreement, as amended, by giving written notice thereof to the other party prior to the Anniversary Date. In determining whether to a give a notice that this Agreement, as amended, shall not be so extended or to allow this Agreement, as amended, to be so extended, the Boards of Directors of the Company and the Bank (or a compensation committee thereof) shall do so on the basis of an annual review of the Executive's performance on or about fifteen (15) days prior to the Anniversary Date, it being understood that each such Board of Directors (or compensation committee thereof) shall act independently in making such determination and either the Company or the Bank (or both) may give a notice of non-extension. The review set forth in this Section 2(b) shall not limit in any manner any review of the Executive's performance in the ordinary course of his employment. If the Employment Period is extended by the Company but not the Bank (or vice-versa), at the conclusion of the Employment Period with the employer that does not extend this Agreement, as amended (the "NON-EXTENDING EMPLOYER"), the Executive (i) shall be discharged from his position with the Non-Extending Employer but shall not be entitled to the Standard Termination Entitlements, the Additional Termination Entitlements, or the other benefits or severance payments set forth in this Agreement, as amended, in respect of such discharge; and (ii) shall remain employed with the extending employer pursuant to the terms hereof during the remainder of the Employment Period as so extended, and all obligations hereunder, including benefits and entitlements due to the Executive hereunder, shall be assumed by and provided by such employer, notwithstanding anything herein to the contrary."

         2. Section 5 of the Employment Agreement is deleted in its entirety and is hereby replaced with the following provisions:

                  "Section 5. PARTICIPATION IN EMPLOYEE BENEFIT PLANS. During the Employment Period, the Executive shall be treated as an employee of the Company and the Bank and shall be entitled to participate in and receive benefits under any and all qualified or non-qualified retirement, pension, savings, profit-sharing or stock bonus plans, any and all group life, health (including hospitalization, medical and major medical), dental, accident and long-term disability insurance plans, and any other employee benefit and compensation plans (including, but not limited to, any incentive compensation plans or programs, stock option and appreciation rights plans and restricted stock plans) as may from time to time be maintained by, or cover executive officers of, the Company and the Bank, in accordance with the terms and conditions of such employee benefit plans and programs and compensation plans and programs and consistent with the Company's and the Bank's customary practices. In addition, the Executive shall be entitled to perquisites that are generally available to executive officers of the Company and the Bank. Notwithstanding the foregoing, the Company and the Bank reserve


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

                  the right to alter, amend, and rescind their benefits plans and programs and employee contribution levels in their discretion, provided that they do so with respect to all other executive officers."

         3. Section 14(a) of the Employment Agreement is deleted in its entirety and is hereby replaced with the following provision:

                  "(a) A "CHANGE OF CONTROL" shall be deemed to have occurred upon the happening of any of the following events: (i) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which: (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and (B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company; (ii) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;
                  (iii) a complete  liquidation  or  dissolution of the Company;
                  (iv) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of the Company do not belong to any of the following groups: (A) individuals who were members of the Board of Directors of the Company on the date of this Agreement (i.e., September 25, 2002); or (B) individuals who first became members of the Board of Directors of the Company after the date of this Agreement (i.e., September 25, 2002) either: (1) upon election to serve as a member of the Board of Directors of the Company by affirmative vote of two-thirds of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or (2) upon election by the shareholders of


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

                  the Company to serve as a member of such board, but only if nominated for election by affirmative vote of two-thirds of the members of the Board of Directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination; PROVIDED, HOWEVER, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule l4a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents
                  (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Directors of the Company; or (v) any event which would be described in Section 14(a)(i), (ii), (iii) or
                  (iv)  if  the  term  "Bank"  were  substituted  for  the  term
                  "Company" therein. In no event, however, shall a Change of Control be deemed to have occurred as a result of a reorganization of the Bank as a wholly owned subsidiary of the Company as a bank holding company under the Bank Holding Company Act, in which transaction the stockholders of the Bank become stockholders of such bank holding company in substantially the same proportions as their holdings in the Bank, or of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, any employee benefit plan maintained by any of them, or by any person who owns five percent or more of the Bank's common stock on the date of this Agreement (i.e., September 25, 2002). For purposes of this Section 14(a), the term "person" shall have the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act."

         4. Section 14(c) of the Employment Agreement is deleted in its entirety and is hereby replaced with the following provision:

                  "(c) Notwithstanding anything in this Agreement, as amended, to the contrary, if the Executive's employment with the Bank and the Company terminates due to death or disability after the occurrence of a Pending Change of Control and if a Change of Control occurs within two (2) years after such termination of employment, he (or in the event of his death, his estate) shall be entitled to receive the Standard Termination Entitlements and the Additional Termination Entitlements that would have been payable if a Change of Control had occurred on the date of his termination of employment and he had resigned for Good Reason immediately thereafter; PROVIDED, that payment shall be deferred without interest until, and shall be payable immediately upon, the actual occurrence of a Change of Control."


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

         5. The following shall be added to the end of Section 14 of the Employment Agreement:

                  "(f) In the event that the employment of the Executive is terminated by the Executive for Good Reason or is terminated by the Company and the Bank without Cause, and a Pending Change of Control occurs prior to the later of the expiration of the Employment Period then in effect (without considering such termination) or six months following the date of termination of employment, the Company or the Bank shall pay the Standard Termination Entitlements and the Additional Termination Entitlements that would have been payable if a Change of Control had occurred on the date of his termination of employment, provided, that payment shall be deferred without interest until, and shall be payable immediately upon (and only upon), the actual occurrence of the Change of Control."

         6. The Company, the Bank and the Executive affirm the continuing validity of the Employment Agreement, as amended by this First Amendment.

         7. This First Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey applicable to contracts entered into and to be performed entirely within the State of New Jersey.


                             SIGNATURE PAGE FOLLOWS


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

         IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment as of the day and year first above written.


                                          THE TRUST COMPANY OF NEW JERSEY


                                          By: /s/ Dr. Jerome Quint
                                              ---------------------------
                                              Name:  Dr. Jerome Quint
                                              Title: Chairman of the
                                                     Compensation Committee


                                          TRUSTCOMPANY BANCORP


                                          By: /s/ Dr. Jerome Quint
                                              ---------------------------
                                              Name:  Dr. Jerome Quint
                                              Title: Chairman of the
                                                     Compensation Committee


                                          EXECUTIVE:

                                          /s/ Alan J. Wilzig
                                          -------------------------------
                                          Alan J. Wilzig


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